                                 AMENDMENT NO. 1

                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

     The Amended and Restated Participation Agreement (the "Agreement"), dated January 31, 2007, by and among AIM Variable Insurance Funds, a Delaware trust ("AVIF"); A I M Distributors, Inc., a Delaware corporation ("AIM"); and The Prudential Insurance Company of America ("Prudential"), a New Jersey life insurance company, on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto, as the parties hereo may amend from time to time (each, an "Account,") and collectively, the "Accounts")(collectively, the "Parties"), is hereby amended as follows:

     WHEREAS, on March 31, 2008, A I M Distributors, Inc. was renamed Invesco Aim Distributors, Inc. and all references to A I M Distributors, Inc. will hereby be deleted and replaced with Invesco Aim Distributors, Inc.; and

     NOW, THEREFORE, the Parties agree to amend the Agreement as follows:

     1. Section 9. "Notices" is deleted in its entirety and hereby replaced with the following:

                               "SECTION 9. NOTICES

     Notices and communications required or permitted by Section 2 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

        AIM VARIABLE INSURANCE FUNDS
        11 Greenway Plaza
        Houston, Texas 77046
        Facsimile: (713) 993-9185
        Attn:   Peter Davidson, Esq.

        INVESCO AIM DISTRIBUTORS, INC.
        11 Greenway Plaza
        Houston, Texas 77046
        Facsimile: (713) 993-9185
        Attn: Peter Davidson, Esq.

        THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
        80 Livingston Avenue, Bldg. ROS 3
        Roseland, NJ 07068

        Attn:   Yvonne Provost
                Facsimile: (973) 548-5844
                Email: gi.registered.products@prudential.com

                Michael Scharpf
                Facsimile: (973) 548-6575"

     2. Schedules A-1, A-2 and A-3 of the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "SCHEDULE A-1

        SEPARATE ACCOUNTS OF THE COMPANY REGISTERED UNDER THE 1940 ACT AS
                             UNIT INVESTMENT TRUSTS

The following separate accounts of the Company are subject to the Agreement:

                                 Date Established by
                               Board of Directors of       SEC 1940 Act           Type of Product
       Name of Account               the Company        Registration Number     Supported by Account
----------------------------   ----------------------   -------------------   -----------------------
Prudential Variable Contract        June 24, 1988            811-07545        Variable Life Insurance
Account GI-2
(VCA-GI-2)

             GROUP VARIABLE LIFE INSURANCE POLICIES REGISTERED UNDER
                           THE SECURITIES ACT OF 1933

The following Contracts are subject to the Agreement:

                                                             1933 Act
      Name of                                              Registration       Type of Product
     Contract                  Available Funds                Number        Supported by Account
------------------   -----------------------------------   ------------   -----------------------
PruBenefit Select    Series I Shares of:                    333-137572    Variable Life Insurance
                     AIM V.I. Core Equity Fund
                     AIM V.I. Diversified Income Fund
                     AIM V.I. Dynamics Fund
                     AIM V.I. Global Health Care Fund
                     AIM V.I. Government Securities Fund
                     AIM V.I. High Yield Fund
                     AIM V.I. International Growth Fund
                     AIM V.I. Small Cap Equity Fund
                     AIM V.I. Technology Fund
                     AIM V.I. Utilities Fund

Group Variable       Series I Shares of:                     333-01031    Variable Life Insurance
Universal Life       AIM V.I. Core Equity Fund
Insurance Contract   AIM V.I. Diversified Income Fund
                     AIM V.I. Dynamics Fund
                     AIM V.I. Global Health Care Fund
                     AIM V.I. Government Securities Fund
                     AIM V.I. High Yield Fund
                     AIM V.I. Small Cap Equity Fund
                     AIM V.I. International Growth Fund
                     AIM V.I. Technology Fund
                     AIM V.I. Utilities Fund

                                  SCHEDULE A-2

 SEPARATE ACCOUNTS OF THE COMPANY EXCLUDED FROM THE DEFINITION OF AN INVESTMENT
           COMPANY AS PROVIDED FOR BY SECTION 3(C)(11) OF THE 1940 ACT

The following separate accounts of the Company are subject to the Agreement:

                        Date Established by
                     Board of Directors of the      Type of Product
  Name of Account             Company            Supported by Account
------------------   -------------------------   --------------------

           GROUP VARIABLE LIFE INSURANCE POLICIES NOT REGISTERED UNDER
     THE SECURITIES ACT OF 1933 IN RELIANCE UPON SECTION 3(A)(2) OF THE ACT

The following Contracts are subject to the Agreement:

                                                             1933 Act
                                                           Registration       Type of Product
 Name of Contract              Available Funds                Number        Supported by Account
------------------   -----------------------------------   ------------   -----------------------

                                  SCHEDULE A-3

 SEPARATE ACCOUNTS OF THE COMPANY EXCLUDED FROM THE DEFINITION OF AN INVESTMENT
     COMPANY AS PROVIDED FOR BY SECTION 3(C)(1) OR 3(C)(7) OF THE 1940 ACT

The following separate accounts of the Company are subject to the Agreement:

                                  Date Established by
                               Board of Directors of the       Type of Product
       Name of Account                  Company              Supported by Account
----------------------------   -------------------------   -----------------------
Prudential Variable Contract        February 9, 1999       Variable Life Insurance
Account GI-6
(VCA-GI-6)

   GROUP VARIABLE LIFE INSURANCE POLICIES NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 IN RELIANCE UPON SECTION 4(2) OF THE ACT AND REGULATION D THEREUNDER

The following Contracts are subject to the Agreement:

                                                             Group or         Type of Product
  Name of Contract              Available Funds             Individual     Supported by Account
-------------------   -----------------------------------   ----------   ------------------------
PruBenefit Laureate   Series I Shares of:                      Group     Variable Life Insurance"
                      AIM V.I. Core Equity Fund
                      AIM V.I. Diversified Income Fund
                      AIM V.I. Dynamics Fund
                      AIM V.I. Global Health Care Fund
                      AIM V.I. Government Securities Fund
                      AIM V.I. High Yield Fund
                      AIM V.I. International Growth Fund
                      AIM V.I. Small Cap Equity Fund
                      AIM V.I. Technology Fund
                      AIM V.I. Utilities Fund

3. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE B

                         FUNDS AVAILABLE UNDER POLICIES

SERIES I SHARES OF:

AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund
AIM V.I. Global Health Care Fund
AIM V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. PowerShares ETF Allocation Fund
AIM V.I. Small Cap Equity Fund
AIM V.I. Technology Fund
AIM V.I. Utilities Fund"

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: March 25, 2009.

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Peter Davidson              By: /s/ John M. Zerr
        -----------------------------       ------------------------------------
Name:  Peter Davidson                   Name: John M. Zerr
Title: Assistant Secretary              Title: Senior Vice President


                                        INVESCO AIM DISTRIBUTORS, INC.


Attest: /s/ Peter Davidson              By: /s/ John M. Zerr
        -----------------------------       ------------------------------------
Name: Peter Davidson                    Name: John S. Cooper
Title: Assistant Secretary              Title: President


                                        THE PRUDENTIAL INSURANCE COMPANY OF
                                        AMERICA,  on behalf of itself and its
                                        separate accounts


Attest:                                 By: /s/ Terrence J. Dwyer
        -----------------------------       ------------------------------------
Name:                                   Name: Terrence J. Dwyer
      -------------------------------   Title: VP PruBenefit Funding
Title:
       ------------------------------


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